UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville IN	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On February 11, 2021, shareholders of Hillenbrand, Inc. (the “Company”) approved the amendment and restatement of the Hillenbrand, Inc. Stock Incentive Plan (the “Stock Plan”) at the annual meeting of shareholders (the “Annual Meeting”) held that day.  The Stock Plan had been adopted by the Company’s Board of Directors on December 3, 2020, subject to shareholder approval at the Annual Meeting. In connection with adopting the Stock Plan, the Company’s Board of Directors approved and adopted new forms of award agreements for awards under the Stock Plan, including for awards made to executive officers of the Company, including its named executive officers.

The material terms of the Stock Plan are summarized in the Company’s definitive proxy statement for the Annual Meeting, filed with the SEC on December 29, 2020.  A copy of the Stock Plan is attached as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the new form of Performance-Based Unit Award Agreement (Shareholder Value Delivered) is attached as Exhibit 10.2, of the new form of Performance-Based Unit Award Agreement (Relative Total Shareholder Return) is attached as Exhibit 10.3, and of the new form of Restricted Stock Unit Award Agreement is attached as Exhibit 10.4, each of which is incorporated herein by reference. In addition, the Company’s Board of Directors approved and adopted a new form of Restricted Stock Unit Award Agreement for non-employee directors, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

In addition, effective February 11, 2021, following shareholder approval of the Stock Plan, the Company entered into new change in control agreements with its executive officers, including its named executive officers.  The new agreements are modeled after the change in control agreements the Company had previously entered into with its executive officers but include conforming changes with the Stock Plan, among other modifications.  The new agreements replace the executives’ existing change in control agreements.

The new change in control agreements provide for similar rights and benefits as provided in the executives’ prior agreements, except that the new agreements modify the calculation of certain benefits.  As before, these new change in control agreements provide for payment of benefits only upon a termination of employment in anticipation of or within two years after the occurrence of a change in control (a “double trigger”), but excluding terminations on account of death or disability or for “cause” or by the executive for good reason (a “Qualified Termination”). These change in control agreements expressly supersede the Company’s Stock Plan, which provides for single-trigger vesting of equity awards.

Under the new agreements, the benefits to be provided upon a Qualified Termination include:

•	a lump sum payment in cash equal to two times the executive’s annual base salary and two times target short-term incentive compensation (“STIC”) (three times for Mr. Raver);

•	continued health insurance for the executive and his or her dependents for 24 months (36 months for Mr. Raver), with the right to purchase continued medical insurance (at COBRA rates) from the end of this period until the executive reaches Social Security retirement age;

•	a lump sum payment equal to his or her respective pro rata current year STIC award, assuming the greater of target or actual achievement in that year of the relevant performance targets under the Company’s STIC plan, prorated through the date of termination of employment; and

•	immediate vesting of all outstanding stock options and equity awards, assuming (where applicable) (1) the greater of target or actual achievement of the relevant performance goals for such awards made after the date of the change in control agreement, and (2) target achievement of the relevant performance goals for such awards made prior to the date of the change in control agreement.

In addition, like the agreements previously entered into, the rights and benefits provided in the new change in control agreements are not subject to tax gross-ups. If an executive is entitled to receive payments upon a change in control that may be subject to the excise tax, he or she will either be paid the full amount (and remain personally liable for the excise tax) or be paid a reduced amount that does not give rise to the excise tax, whichever is greater on an after-tax basis.

These rights and benefits are subject to certain customary non-competition obligations and are contingent upon the execution of a release.

Under the change in control agreements, a “change in control” is defined in conformance with the Stock Plan as: (i) the acquisition of beneficial ownership of 35 percent or more of the voting power of all of the Company’s voting securities by a person or group; (ii) the consummation of certain mergers or consolidations; (iii) a change in the composition of a majority of the members of the Company’s Board of Directors; (iv) the consummation of a sale of substantially all of the Company’s assets (i.e., 50% or more of the assets) in one or a series of transactions within any period of 12 consecutive months; or (v) the approval by the Company’s shareholders of a plan of complete liquidation of the Company.

The foregoing description of the change in control agreements does not purport to be complete and is qualified in its entirety by reference to the text of such agreements.  A copy of the form of the agreement entered into by the Company’s executives is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

Item 5.07. Other Events.

At the Annual Meeting, the Company’s shareholders voted upon the following proposals:

(1)	the election of three (3) members to the Company’s Board of Directors;

(2)	the approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers;

(3)	the approval of the amendment and restatement of the Company’s Stock Incentive Plan; and

(4)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

The final results of the votes taken at the meeting were as follows:

Proposal 1: Election of four members to the Company’s Board of Directors for terms expiring in 2024:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
Helen W. Cornell	64,860,947	459,044	4,399,280	99.30%
Jennifer W. Rumsey	65,116,489	203,502	4,399,280	99.69%
Stuart A. Taylor, II	62,119,436	3,200,555	4,399,280	95.10%

Proposal 2: Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
64,569,432	623,662	126,897	4,399,280	99.04%

Proposal 3: Approval of the amendment and restatement of the Company’s Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
62,728,884	2,540,188	50,919	4,399,280	96.11%

Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

Votes For	Votes Against	Votes Abstained	Percentage of Votes Cast In Favor
69,607,987	85,361	25,923	99.88%

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No	Description
10.1*	Amended and Restated Hillenbrand, Inc. Stock Incentive Plan
10.2*	Form of Performance-Based Unit Award Agreement (Shareholder Value Delivered) (2021 revision)
10.3*	Form of Performance-Based Unit Award Agreement (Relative Total Shareholder Return) (2021 revision)
10.4*	Form of Restricted Stock Unit Award Agreement (2021 revision)
10.5*	Form of Restricted Stock Unit Award Agreement (Non-Employee Directors) (2021 revision)
10.6*	Form of Change in Control Agreement
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

Date: February 11, 2021
	BY:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Senior Vice President, General Counsel, Secretary, and
Chief Compliance Officer